Exhibit 10.2

TWENTY-FIFTH AMENDMENT TO BRIDGE LOAN AGREEMENT AND CONSENT

This TWENTY-FIFTH AMENDMENT TO BRIDGE LOAN AGREEMENT AND CONSENT (this “Agreement”), dated as of January 29, 2026 (the “Effective Date”), is entered into among (a) VENUS CONCEPT USA INC., a Delaware corporation (the “Borrower”), (b) VENUS CONCEPT INC., a Delaware corporation (“Venus Concept”), (c) VENUS CONCEPT CANADA CORP., a corporation incorporated under the laws of the Province of Ontario (“Venus Canada”), (d) VENUS CONCEPT LTD., a company formed under the Companies Law of Israel (“Venus Israel” and, together with Venus Concept and Venus Canada, the “Guarantors”; the Borrower and the Guarantors shall be referred to herein, collectively, as the “Loan Parties”), (e) MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, and MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP, a Cayman Islands limited partnership, as Lenders (the “Lenders”, and each, a “Lender”) and (f) MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent (the “Agent”). Capitalized terms used but not otherwise defined herein have the meanings provided in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Loan Parties, the Lenders and the Agent entered into that certain Loan and Security Agreement, dated as of April 23, 2024 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders agreed to make a term loan to the Borrower in the original principal amount of $2,237,906.85 and one or more delayed draw term loans of up to an additional principal amount of $26,000,000.00, in each case, subject to the terms and conditions of the Loan Agreement;

WHEREAS, the Borrower has requested relief from the obligation to comply with the requirements of Section 5.15 of the Loan Agreement (“Liquidity”) in respect of the Borrower’s minimum liquidity amounts (“Requested Minimum Liquidity Consent”);

WHEREAS, the Borrower has requested that the Loan Agreement be amended to provide for certain modifications thereto; and

WHEREAS, the Lenders are willing to consent to the Requested Minimum Liquidity Consent and amend the Loan Agreement, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendments to Loan Agreement.

  (a)          The definition of “Delayed Draw Commitment” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “$26,000,000” with the text “$28,000,000”.

  (b)         The definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby amended by replacing the text “January 31, 2026” with the text “February 13, 2026”.

2.         Requested Minimum Liquidity Consent. The Lenders, as of the date hereof, hereby approve the Requested Minimum Liquidity Consent and agree that until February 13, 2026, the failure of any of the Loan Parties to comply with the obligations of Section 5.15 of the Loan Agreement shall not constitute an Event of Default under the Loan Agreement. The above consent shall not otherwise modify or affect the Borrower’s and the other Loan Parties’ obligations to comply fully with the terms of the Loan Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Loan Agreement or any other Loan Document in the future, or any other rights or remedies any Lender may have under the Loan Agreement or any other Loan Documents or under applicable law.

3.        Conditions Precedent. This Agreement shall be effective upon the date on which the Lenders shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, and the Lenders.

4.        Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Term Loan. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Loan Parties thereunder.

5.          Representations and Warranties. Each Loan Party represents and warrants to the Lenders as follows:

  (a)          As of the Effective Date, no Event of Default has occurred and is continuing.

  (b)         The representations and warranties of the Borrower and each other Loan Party contained in Article IV of the Loan Agreement, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to material adverse effect) as of such earlier date.

  (c)         Each Loan Party has the full power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder, under the Loan Agreement and under each of the other Loan Documents. The execution, delivery and performance by each Loan Party of this Agreement, and the performance by each Loan Party of the Loan Agreement and each other Loan Document to which it is a party, in each case, are within such person’s powers and have been authorized by all necessary corporate action of such person.

  (d)        This Agreement has been duly executed and delivered by such person and constitutes such person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

 (e)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such person of this Agreement.

  (f)          The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it or its subsidiaries.

  (g)        The Loan Parties’ obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

6.          Release. As a material part of the consideration for the Lenders entering into this Agreement (this Section 6, the “Release Provision”):

 (a)         Each Loan Party agrees that the Lenders, each of their respective affiliates and each of the foregoing persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Agreement or the other Loan Documents on or prior to the date hereof.

  (b)          Each Loan Party hereby acknowledges, represents and warrants to the Lender Group that:

  (i)         it has read and understands the effect of the Release Provision. Each Loan Party has had the assistance of independent   counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised such Loan Party with respect to the same. Before execution of this Agreement, each Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

  (ii)       no Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Loan Party acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

  (iii)      each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

  (iv)      each Loan Party is the sole owner of its respective claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such claims to any other Person.

  (c)         The Loan Parties understand that the Release Provision was a material consideration in the agreement of the Lenders to enter into this Agreement. The Release Provision shall be in addition to any right, privileges and immunities granted to the Lenders under the Loan Documents.

7.          Miscellaneous.

 (a)       The Loan Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document under the Loan Agreement.

  (b)        This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

  (c)         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SIGNATURE PAGES FOLLOW

Twenty-Fifth Amendment to Bridge Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VENUS CONCEPT USA INC.,
as Borrower

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President and Assistant Secretary

VENUS CONCEPT INC.,
as a Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: Chief Executive Officer

VENUS CONCEPT CANADA CORP.,
as a Guarantor

By:	/s/ Michael Mandarello
Name: Michael Mandarello
Title: President and General Manager

VENUS CONCEPT LTD,
as a Guarantor

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: Chief Executive Officer

Twenty-Fifth Amendment to Bridge Loan Agreement

MADRYN HEALTH PARTNERS, LP, as a Lender
By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

MADRYN HEALTH PARTNERS (CAYMAN
MASTER), LP, as a Lender

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

MADRYN HEALTH PARTNERS, LP, as
Administrative Agent

By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member

Twenty-Fifth Amendment to Bridge Loan Agreement